                                                                   EXHIBIT 23-15



INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference of our report dated February 26, 2002, appearing in the Annual Report on Form 10-K of DTE Energy Company for the year ended December 31, 2001 in the following registration statements:


                                            REGISTRATION
FORM                                              NUMBER
Form S-3                                        33-57545
Form S-4                                       333-89175
Form S-8                                       333-00023
Form S-3                                       333-58834
Form S-8                                       333-61992
Form S-8                                       333-62192

Detroit, Michigan
March 28, 2002

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